Exhibit 10.3.9

Notice of Grant

Provided you (“Participant”) render Continuous Service to Marvell Technology, Inc. (the “Company”) or any Parent or Subsidiary, your Award of restricted stock units (“Stock Units”) will vest on the date(s) shown below.

This Notice of Grant is subject to all of the terms and conditions set forth herein, as well as in the Stock Unit Agreement, including any special terms and conditions for your country set forth in the Appendix thereto, and in the 1995 Stock Option Plan (the "Plan"), all of which are incorporated herein by reference. Capitalized terms used in this Notice of Grant but not defined shall have the same meaning as ascribed in the Plan.

Name:	%%FIRST_NAME%-% %%MIDDLE_NAME%-% %%LAST_NAME%-%
ID:	%%EMPLOYEE_IDENTIFIER%-%
Grant Date:	%%OPTION_DATE,'Month DD, YYYY'%-%
Grant Number:	%%OPTION_NUMBER%-%
Shares Granted:	%%TOTAL_SHARES_GRANTED, ’999,999,999’%-%
Vest Commencement Date:	%%VEST_BASE_DATE, ’Month DD, YYYY %-%

Shares	Vest Type	Full Vest
%%SHARES_PERIOD1, ’999,999,999’1%-%	%%VEST_TYPE_PERIOD1%-%	%%VEST_DATE_PERIOD1, ’Month DD, YYYY’%-%
%%SHARES_PERIOD2, ’999,999,999’%-%	%%VEST_TYPE_PERIOD2%-%	%%VEST_DATE_PERIOD2, ’Month DD, YYYY’%-%
%%SHARES_PERIOD3, ’999,999,999’%-%	%%VEST_TYPE_PERIOD3%-%	%%VEST_DATE_PERIOD3, ’Month DD, YYYY’%-%
%%SHARES_PERIOD4, ’999,999,999’%-%	%%VEST_TYPE_PERIOD4%-%	%%VEST_DATE_PERIOD4, ’Month DD, YYYY’%-%
%%SHARES_PERIOD5, ’999,999,999’%-%	%%VEST_TYPE_PERIOD5%-%	%%VEST_DATE_PERIOD5, ’Month DD, YYYY’%-%
%%SHARES_PERIOD6, ’999,999,999’%-%	%%VEST_TYPE_PERIOD6%-%	%%VEST_DATE_PERIOD6, ’Month DD, YYYY’%-%
%%SHARES_PERIOD7, ’999,999,999’%-%	%%VEST_TYPE_PERIOD7%-%	%%VEST_DATE_PERIOD7, ’Month DD, YYYY’%-%
%%SHARES_PERIOD8, ’999,999,999’%-%	%%VEST_TYPE_PERIOD8%-%	%%VEST_DATE_PERIOD8, ’Month DD, YYYY’%-%
%%SHARES_PERIOD9, ’999,999,999’%-%	%%VEST_TYPE_PERIOD9%-%	%%VEST_DATE_PERIOD9, ’Month DD, YYYY’%-%
%%SHARES_PERIOD10, ’999,999,999’%-%	%%VEST_TYPE_PERIOD10%-%	%%VEST_DATE_PERIOD10, ’Month DD, YYYY’%-%
%%SHARES_PERIOD11, ’999,999,999’%-%	%%VEST_TYPE_PERIOD11%-%	%%VEST_DATE_PERIOD11, ’Month DD, YYYY’%-%
%%SHARES_PERIOD12, ’999,999,999’%-%	%%VEST_TYPE_PERIOD12%-%	%%VEST_DATE_PERIOD12, ’Month DD, YYYY’%-%
%%SHARES_PERIOD13, ’999,999,999’%-%	%%VEST_TYPE_PERIOD13%-%	%%VEST_DATE_PERIOD13, ’Month DD, YYYY’%-%

%%SHARES_PERIOD14, ’999,999,999’%-%	%%VEST_TYPE_PERIOD14%-%	%%VEST_DATE_PERIOD14, ’Month DD, YYYY’%-%
%%SHARES_PERIOD15, ’999,999,999’%-%	%%VEST_TYPE_PERIOD15%-%	%%VEST_DATE_PERIOD15, ’Month DD, YYYY’%-%

By accepting the Award of Stock Units, Participant acknowledges receipt of a copy of the Plan, and agrees that (a) these Stock Units are granted under and governed by the terms and conditions of the Plan, the Stock Unit Agreement, and the Appendix; (b) Participant has carefully read, fully understands and agrees to, all of the terms and conditions described in the attached Stock Unit Agreement, the Appendix, and the Plan; (c) Participant understands and agrees that the Stock Unit Agreement and Appendix, including any cover sheet and attachments, constitute the entire understanding between Participant and the Company regarding this grant, and that any prior agreements, commitments or negotiations concerning this grant are replaced and superseded; and (d) Participant has been given an opportunity to consult legal counsel with respect to all matters relating to this grant prior to accepting the Award and that Participant has either consulted such counsel or voluntarily declined to consult such counsel. The Stock Unit Agreement, the Appendix attached thereto, the Plan and Prospectus are available in your E*TRADE Stock Plan account, on the Company’s website at http://my.marvell.com/stockselfservice or by request from the Company’s Stock Administration Department. Participant hereby agrees that these documents are deemed to be delivered to him or her.

Regards,
Marvell Stock Administration